UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

FULCRUM THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A is being filed to amend the Definitive Proxy Statement filed by Fulcrum Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”) solely to file the sample proxy card which was inadvertently omitted from the Proxy Statement. No changes have been made to the body of the Proxy Statement. The proxy card being mailed to the Company’s shareholders is in the form attached hereto.

Fulcrum Therapeutics Your vote matters P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 28, 2025 Thursday, June 26, 2025 9:00 AM, Eastern Time Annual meeting will be held via the internet - please visit www.proxydocs.com/FULC for more details. YOUR VOTE IS IMPORTANT PLEASE VOTE BY: 11:59 PM, Eastern Time, June 25, 2025.Internet: www.proxypush.com/FULC Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-390-9953 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Alex C. Sapir, Alan Musso, and Curtis Oltmans, and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Fulcrum Therapeutics, Inc. that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders to be held virtually on June 26, 2025 at 9:00 a.m. Eastern Time and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, FOR A FREQUENCY OF ONE YEAR IN ITEM 3 AND FOR THE PROPOSAL IN ITEM 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Fulcrum Therapeutics Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR A FREQUENCY OF ONE YEAR IN PROPOSAL 3 AND FOR PROPOSAL 4. PROPOSAL YOUR VOTE 1. Election of Class III Directors, nominated by our Board of Directors, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders; 1.01 Katina Dorton 1.02 Robert J. Gould 1.03 Kate Haviland FOR WITHHOLD 2. A non-binding advisory vote on executive compensation; 3. A non-binding advisory vote on the frequency of future executive compensation advisory votes; and 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 5. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. FOR AGAINST ABSTAIN 1YR 2YR 3YR ABSTAIN FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR 1 YEAR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date